MANAGER AND FOUNDER
   AQUILA MANAGEMENT CORPORATION
   380 Madison Avenue, Suite 2300
   New York, New York 10017

BOARD OF TRUSTEES
   Lacy B. Herrmann, Chairman
   Thomas A. Christopher
   Douglas Dean
   Diana P. Herrmann
   Carroll F. Knicely
   Theodore T. Mason
   Anne J. Mills
   William J. Nightingale
   James R. Ramsey

OFFICERS
   Diana P. Herrmann, President
   Thomas S. Albright, Senior Vice President and Portfolio Manager
   Jerry G. McGrew, Senior Vice President
   Teresa M. Blair, Vice President
   Jason T. McGrew, Vice President
   Rose F. Marotta, Chief Financial Officer
   Joseph P. DiMaggio, Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

CUSTODIAN
   BANK ONE TRUST COMPANY, N.A.
   100 East Broad Street
   Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC INC.
   400 Bellevue Parkway
   Wilmington, Delaware 19809

INDEPENDENT AUDITORS
   KPMG LLP
   757 Third Avenue
   New York, New York 10017


Further information is contained in the Prospectus, which must precede or accompany this report.


ANNUAL
REPORT

DECEMBER 31, 2001


                                    CHURCHILL
                                TAX-FREE FUND OF
                                    KENTUCKY

                          A TAX-FREE INCOME INVESTMENT

[Logo of the Churchill Tax-Free Fund of Kentucky: a standing pegasus in a circle]


[Logo of the Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILA(SM) GROUP OF FUNDS

[Logo of the Churchill Tax-Free Fund of Kentucky: a standing pegasus in a circle]

                  SERVING KENTUCKY INVESTORS FOR OVER A DECADE

                       CHURCHILL TAX-FREE FUND OF KENTUCKY

                                  ANNUAL REPORT

                              "MEETING OBJECTIVES"


                                                               February 11, 2002

Dear Fellow Shareholder:

     As you know, the objective of Churchill Tax-Free Fund of Kentucky is to provide you with "as high a level of current income exempt from Kentucky state and regular Federal income taxes as is consistent with preservation of capital."*

     From the inception of the Fund on May 21, 1987, management has always strived to meet this objective through having an investment portfolio of high quality securities and a maturity level which is primarily intermediate term in nature. This investment approach offers shareholders the opportunity to feel good about their investment knowing that:

     *    the share price should fluctuate relatively little, and thus

     *    their investment should be relatively secure.

     Through the various checks we have made of shareholder sentiments, this philosophy consistently rings true in the thinking of our investors. Shareholders of Churchill Tax-Free Fund of Kentucky have expressed to us their desire to make sure that their investment in the Fund is such that they will get a "RETURN OF THEIR MONEY" as well as a "TAX-FREE RETURN ON THEIR MONEY." Therefore, we have managed the investment portfolio of the Fund accordingly.

     We think you will be interested in seeing just how well the Fund has met its objective of a stable share value since its inception. The Fund's share price will always have some fluctuation to it as a result of market activity and interest rate changes. However, the share price of the Fund has fluctuated very little since its inception in 1987. We have continually sought to meet the objective of preserving shareholders' capital in the Fund to the maximum extent possible and believe that our efforts and success in this regard are evident in the following graph.**

[Graphic of a bar chart with the following information:]

                              SHARE NET ASSET VALUE

                  5/21/87                               $9.60
                  12/31/87                              $9.26
                  12/31/88                              $9.53
                  12/31/89                             $10.05
                  12/31/90                             $10.00
                  12/31/91                             $10.39
                  12/31/92                             $10.50
                  12/31/93                             $10.93
                  12/31/94                              $9.97
                  12/31/95                             $10.71
                  12/31/96                             $10.55
                  12/31/97                             $10.81
                  12/31/98                             $10.81
                  12/31/99                             $10.09
                  12/31/00                             $10.40
                  12/31/01                             $10.31


     Now, let's take a look at how well we have done in providing preservation of capital over the twelve-month period from January 1, 2001 to December 31, 2001 covered by this Annual report.

                               CLASS A SHARE PRICE

                  January, 2001                        $10.41
                  February, 2001                       $10.39
                  March, 2001                          $10.42
                  April, 2001                          $10.33
                  May, 2001                            $10.36
                  June, 2001                           $10.38
                  July, 2001                           $10.44
                  August, 2001                         $10.52
                  September, 2001                      $10.46
                  October, 2001                        $10.51
                  November, 2001                       $10.41
                  December, 2001                       $10.31

     As you will note, the share price of the Fund fluctuated somewhat as interest rates changed over the period. However, the total fluctuation over this period was only $0.21 ($10.31 vs. $10.52), or approximately 2%. Thus, the total volatility of share price was far less than that experienced by various other investments that you might have made over the last twelve months.

     Now, let's take a look at the triple tax-free dividend rate paid over the last twelve months, representing the Fund's fiscal year.

     As you are aware, by having the Fund principally invest in Kentucky municipal bonds, the Fund is in a position to provide its shareholders with income which is exempt from both Kentucky state and regular Federal income tax. Also, we have consistently tried to ensure that people get their monthly dividend in time to meet their schedule for payments of various living expenses. Therefore, we pick a payment date every month that allows the income to be provided to you by around the 1st of the following month.

                                 APPROXIMATE PER             # OF DAYS
                               SHARE DIVIDEND PAID      COVERED BY DIVIDEND
                               -------------------      -------------------

     January, 2001                   $.047                     33
     February, 2001                  $.041                     29
     March, 2001                     $.044                     31
     April, 2001                     $.042                     30
     May, 2001                       $.042                     30
     June, 2001                      $.043                     31
     July, 2001                      $.041                     30
     August, 2001                    $.041                     30
     September, 2001                 $.043                     32
     October, 2001                   $.041                     31
     November, 2001                  $.041                     31
     December, 2001                  $.037                     28


     As you will observe, we try to ensure that the rate of income you receive is approximately equal for every month, in keeping with our shareholders' income needs. This is the same approach we have maintained since the inception of the Fund in May, 1987. The dividend paid will, however, fluctuate slightly based upon the number of days covered by the dividend. As you will note, December's dividend is smaller than other months because it covers only 28 days.

     For you as a shareholder of Churchill Tax-Free Fund of Kentucky, we have tried our best to meet the stated objectives for the Fund.

     We want you to keep what you have in principal while earning a consistent stream of income every month. Most importantly, we want the Fund to meet your objective of feeling comfortable with your investment and having enough money each month to be able to meet your desired living expenses.

     It is always gratifying to accomplish what you have set out to do. We hope that by the Fund meeting its objectives, we have helped you to meet your objectives as well.



                                   Sincerely,




/s/ Diana P. Herrmann                   /s/ Lacy B. Herrmann
__________________________              _____________________________
Diana P. Herrmann                       Lacy B. Herrmann
President                               Chairman of the Board of Trustees


* For certain investors, some dividends may be subject to Federal and state taxes, including the Alternative Minimum Tax (AMT)

** The above chart illustrates the record of Class A Net Asset Value Price since the Fund's inception. Past performance does not guarantee future stability. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Churchill Tax-Free Fund of Kentucky for the 10-year period ended December 31, 2001 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

                                  Fund's Class A Shares
       Lehman Brothers
     Quality Intermediate      Without            With             Cost of
     Municipal Bond Index    Sales Charge     Sales Charge       Living Index
             $10,000             $9,600          $10,000           $10,000
             $10,731            $10,402          $10,833           $10,290
             $11,794            $11,494          $11,970           $10,573
             $11,471            $11,125          $11,585           $10,856
             $13,054            $12,630          $13,152           $11,131
             $13,611            $13,204          $13,750           $11,501
             $14,607            $14,242          $14,832           $11,697
             $15,635            $14,965          $15,584           $11,885
             $15,681            $14,739          $15,349           $12,204
             $17,034            $15,969          $16,630           $12,618
             $17,973            $16,648          $17,337           $12,814


                                     AVERAGE ANNUAL TOTAL RETURN
                                 FOR PERIODS ENDED DECEMBER 31, 2001
                                 -----------------------------------
                                                               SINCE
                                1 YEAR    5 YEARS  10 YEARS  INCEPTION
                                ------    -------  --------  ---------
Class A (5/21/87)
   With Sales Charge.........   (0.11)%    3.92%     5.23%     6.30%
   Without Sales Charge......    4.02%     4.77%     6.66%     6.60%

Class C (4/1/96)
   With CDSC.................    2.21%     3.88%      n/a      4.02%
   Without CDSC..............    3.24%     3.88%      n/a      4.02%

Class Y (4/1/96)
   No Sales Charge...........    4.28%     4.94%      n/a      5.21%

Class I (8/6/01)
   No Sales Charge...........     n/a       n/a       n/a      0.58%*

Lehman Index.................    5.51%     5.72%     6.04%     6.52% (Class A)
                                 5.51%     5.72%      n/a      5.76% (Class C&Y)
                                  n/a       n/a       n/a      1.19%* (Class I)

* Not annualized

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     2001 turned out to be quite an interesting year as it relates to interest rates and the stock and bond markets. We saw the equity markets continue the slide that began in 2000. We saw the Federal Reserve cut short-term interest rates an unprecedented eleven times to levels not seen since the 1960's. We saw inflation actually decline, on a year-to-year basis, as measured by the Producer Price Index (PPI). And, of course, we all shared the heartache and sorrow of the tragic events of September 11th.

     Over the course of 2001, in an effort to jumpstart our sputtering economy, the Federal Reserve lowered short-term interest rates by a total 4.75%, from 6.50% to 1.75%, - such low levels not seen in over 40 years. As a result of both monetary and other fiscal stimulus by the government, it appears that we may be on the verge of a recovery, although we are still in the throes of a modest recession. Unfortunately, however, the unemployment rate remains disturbingly high on a comparative basis.

     As mentioned, inflation by and large remained in check. The 1.8% drop in the Producer Price Index during 2001 compared very favorably to the troubling 3.6% rise we saw in 2000. The price of a barrel of oil during 2001 was off 26%, versus 2000. It was a real treat to see regular unleaded gasoline selling for less than $1.00 again!

     The combination of low inflation, very low interest rates, as well as the Fed's accommodative credit policy led to another strong year for bonds versus stocks. Indeed, we are proud to report that Churchill Tax-Free Fund of Kentucky had a positive total rate of return of +4.0%.

     By contrast, 2001 proved to be another disappointing year for stocks and stock funds. The various popular averages, not including dividends reinvested, produced the following results. The Dow Jones Industrial Average was down -7.10% last year. Other measures of equity performance fared even worse: the S & P 500 closed down -13.04%; the NASDAQ Composite Index was off -21.05%. We understand the average return of all equity funds as a whole was a loss of -13.3%.

     Once again, long maturity U. S. Treasury securities turned in the best total return of all fixed-income investments, repeating last year's gains. This strong performance was due in large part to the "flight to quality" that we saw following the events of September 11th, as well as the Treasury's announcement that they would be eliminating the sale of the 30-year bond as a source of the country's quarterly funding.

     The slowdown in the economy had an impact on individual states, as well as the nation, overall. Budget surpluses from the year 2000 turned into budget shortfalls that became commonplace in 2001. In light of these shortfalls, many previously approved projects were scaled down, delayed, or cancelled completely. This led to a shortage of new municipal security issues coming to market in Kentucky. While the Commonwealth continued to be major issuer of new bonds in the municipal bond marketplace, many cities and counties chose to stay on the sidelines in 2001.

     The investment objective of the Churchill Tax-Free Fund of Kentucky is to provide as high a level of triple tax-exempt current income as is consistent with the preservation of capital. This objective continues to be successfully addressed by adhering to a discipline of solid fundamental, conservative portfolio management ideals. The Fund continues to maintain an average credit quality of "AA". We are proud that the Fund's "A" and "Y" class shares have once again earned a five-star rating from Morningstar, the independent mutual fund rating service. The Fund's "C" shares have a three-star rating.

     Churchill's "laddered" maturity structure helps us manage price volatility. The Fund has an average life of approximately 15.0 years and a duration of 5.25 years. We maintain a well-diversified portfolio of over 140 different Kentucky issues.

     We are cautiously optimistic about the prospects for the U. S. economy in 2002, but will continue to be vigilant for any signs of inflation. It is going to take a very precise balancing act by the Federal Reserve to revive and re-energize our economy without driving up interest rates over the course of 2002. To address these concerns, we will "stay the course" and manage the portfolio by taking advantage of opportunities in the Kentucky marketplace that are consistent with the investment objectives of the Fund.

PRIVACY NOTICE (UNAUDITED)

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of a fund of the Aquila(SM) Group of Funds, we collect certain nonpublic personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about a fund.

INFORMATION WE COLLECT. "Nonpublic personal information" is personally identifiable financial information about you as an individual or your family. The kinds of nonpublic personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose nonpublic personal information about you to companies that provide necessary services to your fund, such as the fund's transfer agent, distributor, investment adviser or sub-adviser and to our affiliates, as permitted or required by law, or as authorized by you. We also may disclose this information to another fund of the Aquila(SM) Group of Funds or its distributor, or to the broker-dealer that holds your fund shares, under agreements that permit them to use the information only to provide you information about your fund, other funds in the Aquila(SM) Group of Funds or new services we are offering which may be of interest to you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to nonpublic personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all nonpublic personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

[Logo of KPMG LLP:four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Tax-Free Fund of Kentucky:

     We have audited the accompanying statement of assets and liabilities of Churchill Tax-Free Fund of Kentucky, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Tax-Free Fund of Kentucky as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 2f to the financial statements, effective January 1, 2001, the Fund began amortizing discount or premium on fixed income securities on scientific basis as required by the AICPA Audit and Accounting Guide for Investment Companies.

                                                                        KPMG LLP


New York, New York
February 1, 2002

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                            STATEMENT OF INVESTMENTS
                                DECEMBER 31, 2001

                                                                          RATING
     FACE                                                                 MOODY'S/
    AMOUNT    GENERAL OBLIGATION BONDS (0.4%)                               S&P            VALUE
-----------   -------------------------------------------------------     --------     ------------
              Lexington-Fayette Urban County Government
                 Project, Unlimited Tax
$   275,000      5.150%, 12/01/17 ...................................     Aa2/AA+      $    276,031
              Warren County Kentucky Judicial Unlimited Tax
                 General Obligation
    345,000      5.100%, 09/01/17, AMBAC Insured ....................     Aaa/NR            345,863
    265,000      5.150%, 09/01/18, AMBAC Insured ....................     Aaa/NR            265,000
                                                                                       ------------
                    Total General Obligation Bonds ..................                       886,894
                                                                                       ------------

              REVENUE BONDS (98.6%)
              -------------------------------------------------------

              State Agencies (19.7%)
              -------------------------------------------------------
              Kentucky Higher Education Student Loan
                 Corporation Insured Student Loan Revenue
    450,000      6.500%, 06/01/02 ...................................     Aaa/AA-           458,141
  1,205,000      6.800%, 06/01/03 ...................................     Aaa/AA-         1,254,706
  1,915,000      7.100%, 12/01/11 ...................................     Aaa/AA-         1,960,481
              Kentucky Infrastructure Authority Revenue
    555,000      7.200%, 06/01/11 ...................................     Aa3/AA-           567,765
  1,000,000      5.250%, 06/01/12 ...................................     Aa3/AA-         1,045,000
    635,000      5.250%, 06/01/12 ...................................     Aa3/AA-           655,638
    875,000      6.500%, 06/01/12 ...................................     Aa3/AA-           905,643
  2,740,000      5.250%, 06/01/14 ...................................     Aa3/AA-         2,829,050
  1,110,000      6.375%, 06/01/14, Pre-Refunded .....................     Aa3/AA-         1,239,037
  1,500,000      5.375%, 02/01/18 ...................................      NR/A           1,503,750
              Kentucky Local Correctional Facilities Construction
                 Authority Revenue
  6,355,000      5.500%, 11/01/14, FSA Insured ......................     Aaa/AAA         6,577,425
              Kentucky Rural Economic Development Authority
  3,110,000      7.250%, 06/01/17, LOC Bank One .....................      NR/A+          3,219,814
              Kentucky State Property and Buildings
                 Commission Revenue
  3,000,000      6.250%, 09/01/07, MBIA Insured .....................     Aaa/AAA         3,341,250
    220,000      6.000%, 09/01/08 ...................................     Aa3/AA-           242,825
    500,000      5.500%, 11/01/09, AMBAC Insured ....................     Aaa/AAA           529,375
              Kentucky State Property and Buildings
                 Commission Revenue (continued)
$   400,000      5.000%, 09/01/13 ...................................     Aa3/AA-      $    403,000
    400,000      5.250%, 10/01/14 ...................................     Aa3/AA-           412,000
    450,000      5.125%, 09/01/15 ...................................     Aa3/AA-           455,063
  1,500,000      5.375%, 08/01/16, FSA Insured ......................     Aaa/AAA         1,545,000
  1,735,000      5.250%, 10/01/17 ...................................     Aa3/AA-         1,754,519
  1,140,000      5.000%, 08/01/17, FSA Insured ......................     Aaa/AAA         1,131,450
  1,405,000      5.125%, 09/01/17 ...................................     Aa3/AA-         1,405,000
  2,450,000      5.125%, 09/01/18 ...................................     Aa3/AA-         2,437,750
  6,000,000      5.250%, 10/01/18 ...................................     Aa3/AA-         6,037,500
  1,000,000      5.000%, 08/01/19, FSA Insured ......................     Aaa/AAA           971,250
  1,375,000      5.000%, 10/01/19, #68, CGIC ........................     Aa3/AA-         1,342,344
    360,000      5.000%, 10/01/19, MBIA Insured .....................     Aaa/AAA           349,650
  1,000,000      5.375%, 10/01/19, MBIA Insured .....................     Aaa/AAA         1,016,250
    160,000      5.000%, 10/01/20, MBIA Insured .....................     Aaa/AAA           154,600
                                                                                       ------------
                                                                                         45,745,276
                                                                                       ------------
              County Agencies (11.3%)
              -------------------------------------------------------
              Floyd County Public Property, Courthouse
                 Revenue
    510,000      5.500%, 09/01/14 ...................................      NR/A+            527,850
              Jefferson County Kentucky Capital Projects
  1,000,000      5.200%, 06/01/08, MBIA Insured .....................     Aaa/AAA         1,056,250
    570,000      5.250%, 06/01/13, MBIA Insured .....................     Aaa/AAA           588,525
    420,000      5.250%, 06/01/14, MBIA Insured .....................     Aaa/AAA           431,025
  3,370,000      5.375%, 06/01/18, MBIA Insured .....................     Aaa/AAA         3,420,550
  1,640,000      5.375%, 06/01/22, MBIA Insured .....................     Aaa/AAA         1,646,150
  5,900,000      5.500%, 06/01/28, MBIA Insured .....................     Aaa/AAA         6,010,625
              Pendleton County Kentucky Multi-County
                 Lease Revenue
  3,000,000      6.400%, 03/01/19 ...................................      NR/A           3,435,000
  4,500,000      6.500%, 03/01/19 ...................................      NR/A           4,651,875
              Warren County Kentucky Justice Center
                 Revenue
$ 1,580,000      5.250%, 09/01/17 MBIA Insured ......................     Aaa/AAA      $  1,593,825
  2,875,000      5.350%, 09/01/29, MBIA Insured .....................     Aaa/AAA         2,871,406
                                                                                       ------------
                                                                                         26,233,081
              City/Municipal Obligations (8.4%)
              -------------------------------------------------------
              Jeffersontown Kentucky Public Project
                 Corp. Revenue
    500,000      5.750%, 11/01/15 ...................................      A3/NR            517,500
              Kentucky League Cities Funding Trust Certificates
                 of Participation
    700,000      5.900%, 08/01/16, (Owensboro) ......................      NR/A             726,250
  1,715,000      6.200%, 08/01/17, (Covington) ......................      NR/A+          1,781,456
              Louisville Kentucky Public Properties Corp.
  4,090,000      6.700%, 12/01/20, Pre-Refunded .....................      A1/NR          4,356,750
              Mount Sterling Kentucky Lease Revenue
  1,920,000      6.150%, 03/01/13 ...................................     Aa3/NR          2,028,000
  7,000,000      6.200%, 03/01/18 ...................................     Aa3/NR          7,393,750
              Munfordville Kentucky Industrial Development
                 Revenue
  2,500,000      7.000%, 06/01/19, LOC Bank One .....................      NR/A+          2,640,625
                                                                                       ------------
                                                                                         19,444,331
                                                                                       ------------
              Hospitals (6.7%)
              -------------------------------------------------------
              Hopkins County Kentucky Hospital Revenue
  1,000,000      6.625%, 11/15/11, MBIA Insured .....................     Aaa/AAA         1,022,500
              Jefferson County Kentucky Health Facilities Revenue
  1,500,000      5.650%, 01/01/17, AMBAC Insured ....................     Aaa/AAA         1,548,750
  2,580,000      5.125%, 10/01/17, AMBAC Insured ....................     Aaa/AAA         2,567,100
  1,200,000      6.550%, 05/01/22, AMBAC Insured ....................     Aaa/AAA         1,239,768
              Kentucky Development Finance Authority
                 Hospital Revenue
  1,375,000      6.125%, 02/01/12 ...................................     Aaa/AAA         1,446,266
              Kentucky Development Finance Authority
                 Hospital Revenue (continued)
$ 2,790,000      5.000%, 08/15/15, MBIA Insured .....................     Aaa/AAA      $  2,734,200
  3,000,000      5.900%, 12/01/15, FGIC Insured .....................     Aaa/AAA         3,172,500
  1,685,000      5.250%, 09/01/21 ...................................     Aa3/AA-         1,583,900
    295,000      5.250%, 09/01/24 ...................................     Aa3/AA-           275,456
                                                                                       ------------
                                                                                         15,590,440
                                                                                       ------------
              Housing (12.1%)
              -------------------------------------------------------
              Greater Kentucky Housing Assistance Corp.
                 Multi-Family Housing Revenue
    320,000      6.300%, 07/01/15, MBIA Insured .....................     Aaa/AAA           331,200
  2,025,000      6.050%, 07/01/22, MBIA Insured .....................     Aaa/AAA         2,031,278
    275,000      6.400%, 07/01/23, MBIA Insured .....................     Aaa/AAA           283,937
              Kentucky Housing Corp. Housing Revenue
     90,000      6.500%, 01/01/07 ...................................     Aaa/AAA            90,000
    105,000      7.250%, 01/01/09 ...................................     Aaa/AAA           105,524
  4,975,000      6.600%, 07/01/11 ...................................     Aaa/AAA         5,108,529
  1,635,000      5.400%, 07/01/14 ...................................     Aaa/AAA         1,663,612
  1,150,000      6.250%, 07/01/15 ...................................     Aaa/AAA         1,183,063
    315,000      6.100%, 07/01/16 ...................................     Aaa/AAA           325,238
  1,010,000      6.400%, 01/01/17 ...................................     Aaa/AAA         1,046,612
    500,000      5.550%, 07/01/18 ...................................     Aaa/AAA           502,500
  1,565,000      5.800%, 01/01/19 ...................................     Aaa/AAA         1,592,388
  2,000,000      5.600%, 07/01/20 ...................................     Aaa/AAA         2,012,500
  1,000,000      5.350%, 01/01/21 ...................................     Aaa/AAA           987,500
    620,000      7.450%, 01/01/23 ...................................     Aaa/AAA           628,953
  5,790,000      6.300%, 01/01/28 ...................................     Aaa/AAA         5,934,750
  2,430,000      6.250%, 07/01/28 ...................................     Aaa/AAA         2,484,675
  1,610,000      6.375%, 07/01/28 ...................................     Aaa/AAA         1,654,275
                                                                                       ------------
                                                                                         27,966,534
                                                                                       ------------
              Pollution Control Revenue (6.9%)
              -------------------------------------------------------
              Boone County Kentucky Pollution Control,
                 (DPL-Dayton Power & Light)
  4,000,000      6.500%, 11/15/22 ...................................     A2/BBB+         4,112,720
              Carroll County Kentucky Pollution Control Revenue,
                 (Powergen-formerly LGE Energy)
$ 4,500,000      7.450%, 09/15/16 ...................................      A1/A-       $  4,695,750
  2,910,000      6.250%, 02/01/18 ...................................      A1/A-          2,964,561
              Jefferson County Kentucky Pollution Control Revenue,
                 (Powergen-formerly LGE Energy)
  3,800,000      5.900%, 04/15/23 ...................................      A1/A-          3,842,750
              Trimble County Kentucky Pollution Control Revenue,
                 (Powergen-formerly LGE Energy)
    440,000      6.550%, 11/01/20 ...................................      A1/A-            453,336
                                                                                       ------------
                                                                                         16,069,117
                                                                                       ------------
              Schools (13.0%)
              -------------------------------------------------------
              Beechwood, Kentucky Independent School District
    180,000      5.650%, 03/01/2020 .................................     Aa3/NR            186,750
              Boone County Kentucky School District Finance
                 Corp. School Building Revenue
    660,000      5.000%, 06/01/15 ...................................     Aa3/NR            662,475
    125,000      5.250%, 08/01/15 ...................................     Aa3/NR            128,125
    285,000      5.700%, 02/01/16 ...................................     Aa3/NR            300,675
  2,295,000      5.700%, 05/01/18 ...................................     Aa3/NR          2,386,800
  1,000,000      5.375%, 08/01/20, FSA Insured ......................     AAA/NR          1,008,750
              Boyd County Kentucky School District Finance Corp.
  1,025,000      5.000%, 10/01/15 ...................................     AA3/NR          1,027,562
    575,000      5.375%, 10/01/17 ...................................     Aa3/NR            585,061
              Campbell County Kentucky School District
    350,000      5.100%, 02/01/12 ...................................     Aa3/NR            358,750
              Christian County Kentucky School District
                 Finance Corp.
    500,000      5.000%, 06/01/09 ...................................     Aa3/NR            520,625
              Fayette County School Building Revenue
  1,780,000      5.700%, 12/01/16 ...................................     Aa3/AA-         1,855,650
              Floyd County Kentucky School Building Revenue
    250,000      5.000%, 12/01/09 ...................................     Aa3/NR            260,625
              Grayson County Kentucky School Building Revenue
  1,940,000      6.000%, 01/01/15 ...................................     Aa3/NR          2,046,700
              Jefferson County Kentucky School District Finance
                 Corp. School Building Revenue
$   500,000      5.875%, 01/01/11, Pre-refunded .....................     Aa3/NR       $    529,195
  1,295,000      5.300%, 07/01/12, MBIA Insured .....................     Aaa/AAA         1,335,469
    695,000      5.125%, 11/01/14, FSA Insured ......................     Aaa/AAA           705,425
    465,000      5.300%, 07/01/15, MBIA Insured .....................     Aaa/AAA           472,556
  3,195,000      5.125%, 02/01/16, MBIA Insured .....................     Aaa/AAA         3,218,963
    250,000      5.250%, 07/01/16, FSA Insured ......................     Aaa/AAA           254,687
                 Kenton County, Kentucky School District
  1,000,000      5.375%, 03/01/15 ...................................     NR/A+           1,046,250
              Larue County Kentucky School District
  1,000,000      5.00%, 08/01/26 ....................................     Aa3/NR            970,000
              Lexington-Fayette Urban County Government
                 Project U.K. Library
    725,000      5.000%, 11/01/15, MBIA Insured .....................     Aaa/AAA           726,813
              Lexington-Fayette Urban County Government
                 Project, Transylvania University
  1,250,000      5.125%, 08/01/18, MBIA Insured .....................     Aaa/AAA         1,246,875
              Meade County Kentucky School District Finance Corp.
    400,000      5.700%, 07/01/15 ...................................     Aa3/NR            420,000
    500,000      6.000%, 07/01/16 ...................................     Aa3/NR            530,625
              Middlesboro Kentucky Independent School District
                 Finance Corp.
    100,000      6.100%, 08/01/16 ...................................     Aa3/NR            107,250
              Nelson County Kentucky School Building Revenue
  1,820,000      5.750%, 04/01/15 ...................................     Aa3/NR          1,901,900
              Scott County Kentucky School Building Revenue
  2,750,000      5.900%, 06/01/18, Pre-Refunded .....................      Aa3/A          3,028,438
              Taylor County Kentucky School Building Revenue
    280,000      6.000%, 08/01/16 ...................................     Aa3/NR            297,500
              Todd County Kentucky School Building Revenue
    980,000      6.300%, 10/01/14, Pre-Refunded .....................      A1/A+          1,084,125
              University of Kentucky Revenue
    835,000      5.000%, 05/01/16, FGIC Insured .....................     Aaa/AAA           835,000
                                                                                       ------------
                                                                                         30,039,619
                                                                                       ------------
              Transportation (8.6%)
              -------------------------------------------------------
              Kenton County Kentucky Airport Board Airport Revenue
$ 5,240,000      6.300%, 03/01/15, FSA Insured ......................     Aaa/AAA      $  5,319,648
              Kentucky Interlocal School Transportation Authority
    150,000      5.100%, 03/01/05 ...................................     Aa3/A+            157,500
    145,000      5.400%, 06/01/17 ...................................      NR/A+            146,088
    600,000      6.000%, 12/01/20 ...................................      NR/A+            607,680
    300,000      5.800%, 12/01/20 ...................................      NR/A+            303,819
    400,000      5.650%, 12/01/20 ...................................      NR/A+            404,480
    350,000      5.600%, 12/01/20 ...................................      NR/A+            353,850
              Kentucky State Turnpike Auth. Econ. Dev. &
                 Resource Recovery Road Revenue
    120,000      8.500%, 07/01/06 ...................................     Aa3/A+            143,400
  1,000,000      6.500%, 07/01/08, AMBAC Insured ....................     Aaa/AAA         1,130,000
  3,490,000      5.500%, 07/01/11, AMBAC Insured ....................     Aaa/AAA         3,721,212
  1,010,000      5.500%, 07/01/11, AMBAC Insured, Pre-refunded ......     Aaa/AAA         1,065,550
  1,000,000      5.625%, 07/01/12, FSA Insured ......................     Aaa/AAA         1,073,750
    200,000      5.625%, 07/01/13, FSA Insured ......................     Aaa/AAA           213,500
    500,000      5.625%, 07/01/14, FSA Insured ......................     Aaa/AAA           530,000
    450,000      5.250%, 07/01/15, FSA Insured ......................     Aaa/AAA           458,438
  2,760,000      5.625%, 07/01/15, AMBAC Insured ....................     Aaa/AAA         3,018,750
    940,000      5.625%, 07/01/15, AMBAC Insured, Pre-refunded ......     Aaa/AAA           972,900
    440,000      5.100%, 07/01/18, FSA Insured ......................     Aaa/AAA           437,800
                                                                                       ------------
                                                                                         20,058,365
                                                                                       ------------
              Utilities (11.9%)
              -------------------------------------------------------
              Hardin County, Kentucky Water District
  1,000,000      5.900%, 01/01/25, MBIA Insured .....................     Aaa/AAA         1,053,750
              Kenton County Kentucky Water District Water/
                 Sewer Revenue
  1,000,000      6.000%, 02/01/17, FGIC Insured .....................     Aaa/AAA         1,049,950
              Lexington-Fayette Urban Sewer Revenue
  1,000,000      5.000%, 07/01/19, FGIC Insured .....................     Aa3/AA            976,250
              Louisville and Jefferson County Kentucky
                   Metropolitan Sewer District Revenue
  1,000,000      5.000%, 05/15/12, MBIA Insured .....................     Aaa/AAA         1,023,750
  2,565,000      5.375%, 05/15/17, MBIA Insured .....................     Aaa/AAA         2,632,331
              Louisville and Jefferson County Kentucky
                 Metropolitan Sewer District Revenue (continued)
$ 2,125,000      5.300%, 05/15/19, MBIA Insured .....................     Aaa/AAA      $  2,132,969
  1,410,000      5.400%, 05/15/22, FGIC Insured .....................     Aaa/AAA         1,417,050
  4,095,000      5.500%, 05/15/23, MBIA Insured .....................     Aaa/AAA         4,130,831
  1,525,000      6.500%, 05/15/24, MBIA Insured, Pre-Refunded .......     Aaa/AAA         1,702,281
              Louisville Kentucky Waterworks Brd. Water Revenue
  2,335,000      5.250%, 11/15/18, FSA Insured ......................     Aaa/AAA         2,352,513
  6,600,000      5.250%, 11/15/22, FSA Insured ......................     Aaa/AAA         6,517,500
  2,415,000      5.250%, 11/15/24, FSA Insured ......................     Aaa/AAA         2,387,831
              Northern Kentucky Water District Revenue
    250,000      5.000%, 02/01/26, FGIC Insured .....................     Aaa/NR            239,063
                                                                                       ------------
                                                                                         27,616,069
                                                                                       ------------
                   Total Revenue Bonds ..............................                   228,762,832
                                                                                       ------------

              Total Investments (cost $224,358,376**) ...............      99.0%        229,649,726
              Other assets less liabilities .........................       1.0           2,320,215
                                                                          ------       ------------
              Net Assets ............................................     100.0%       $231,969,941
                                                                          ======       ============

              * Any security not rated has been determined by the Investment Adviser to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

              ** See notes 2f and 4.

                              PORTFOLIO ABBREVIATIONS:

              AMBAC     - American Municipal Bond Assurance Corp.
              FGIC      - Financial Guaranty Insurance Co.
              FSA       - Financial Security Assurance
              GNMA      - Government National Mortgage Association
              LOC       - Letter of Credit
              MBIA      - Municipal Bond Investors Assurance Corp.


                See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
   Investments at value (cost $224,358,376) ...................................................     $ 229,649,726
   Interest receivable ........................................................................         3,710,890
   Receivable for investment securities sold ..................................................           720,000
   Receivable for Fund shares sold ............................................................            11,604
   Other assets ...............................................................................               576
                                                                                                    -------------
   Total assets ...............................................................................       234,092,796
                                                                                                    -------------
LIABILITIES
   Cash overdraft .............................................................................         1,311,717
   Dividends payable ..........................................................................           285,005
   Payable for Fund shares redeemed ...........................................................           301,327
   Distribution fees payable ..................................................................            85,225
   Management fee payable .....................................................................            78,850
   Accrued expenses ...........................................................................            60,731
                                                                                                    -------------
   Total liabilities ..........................................................................         2,122,855
                                                                                                    -------------
NET ASSETS ....................................................................................     $ 231,969,941
                                                                                                    =============

   Net Assets consist of:
   Capital Stock - Authorized an unlimited number of shares, par value $.01 per share .........     $     224,966
   Additional paid-in capital .................................................................       228,334,322
   Net unrealized appreciation on investments (note 4) ........................................         5,291,350
   Undistributed net investment income ........................................................           292,771
   Accumulated net realized loss on investments ...............................................        (2,173,468)
                                                                                                    -------------
                                                                                                    $ 231,969,941
                                                                                                    =============
CLASS A
   Net Assets .................................................................................     $ 201,604,197
                                                                                                    =============
   Capital shares outstanding .................................................................        19,552,774
                                                                                                    =============
   Net asset value and redemption price per share .............................................     $       10.31
                                                                                                    =============
   Offering price per share (100/96 of $10.31 adjusted to nearest cent) .......................     $       10.74
                                                                                                    =============

CLASS C
   Net Assets .................................................................................     $   3,354,503
                                                                                                    =============
   Capital shares outstanding .................................................................           325,491
                                                                                                    =============
   Net asset value and offering price per share ...............................................     $       10.31
                                                                                                    =============
   Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
      during the first 12 months after purchase) ..............................................     $       10.31*
                                                                                                    =============

CLASS I
   Net Assets .................................................................................     $   1,426,000
                                                                                                    =============
   Capital shares outstanding .................................................................           138,343
                                                                                                    =============
   Net asset value offering and redemption price per share ....................................     $       10.31
                                                                                                    =============

CLASS Y
   Net Assets .................................................................................     $  25,585,241
                                                                                                    =============
   Capital shares outstanding .................................................................         2,480,003
                                                                                                    =============
   Net asset value and redemption price per share .............................................     $       10.32
                                                                                                    =============

                See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:

     Interest income ...............................................                     $ 12,394,527

Expenses:

     Management fee (note 3) .......................................    $    895,260
     Distribution and service fees (note 3) ........................         327,144
     Transfer and shareholder servicing agent fees .................         115,995
     Trustees' fees and expenses (note 9) ..........................          83,355
     Legal fees ....................................................          47,484
     Shareholders' reports and proxy statements ....................          37,800
     Custodian fees ................................................          25,425
     Audit and accounting fees .....................................          19,782
     Registration fees and dues ....................................          15,027
     Insurance .....................................................          10,619
     Miscellaneous .................................................          26,927
                                                                        ------------
     Total expenses ................................................       1,604,818

     Expenses paid indirectly (note 7) .............................         (39,018)
                                                                        ------------
     Net expenses ..................................................                        1,565,800
                                                                                         ------------
     Net investment income .........................................                       10,828,727

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

     Net realized gain (loss) from securities transactions .........         685,773
     Change in unrealized appreciation on investments ..............      (2,726,957)
                                                                        ------------

     Net realized and unrealized gain (loss) on investments ........                       (2,041,184)
                                                                                         ------------
     Net increase in net assets resulting from operations ..........                     $  8,787,543
                                                                                         ============

                See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEAR ENDED          YEAR ENDED
                                                                    DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                    -----------------   -----------------
OPERATIONS:
   Net investment income .......................................      $  10,828,727       $  10,987,482
   Net realized gain (loss) from securities transactions .......            685,773            (781,368)
   Change in unrealized appreciation on investments ............         (2,726,957)          7,189,790
                                                                      -------------       -------------
      Change in net assets from operations .....................          8,787,543          17,395,904
                                                                      -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
   Class A Shares:
   Net investment income .......................................         (9,652,185)        (10,185,665)

   Class C Shares:
   Net investment income .......................................           (102,324)            (74,848)

   Class I Shares:
   Net investment income .......................................            (19,875)                 --

   Class Y Shares:
   Net investment income .......................................         (1,006,963)           (726,760)
                                                                      -------------       -------------
      Change in net assets from distributions ..................        (10,781,347)        (10,987,273)
                                                                      -------------       -------------

CAPITAL SHARE TRANSACTIONS (NOTE 8):
   Proceeds from shares sold ...................................         32,406,399          17,013,756
   Reinvested dividends and distributions ......................          5,076,827           5,146,876
   Cost of shares redeemed .....................................        (18,015,538)        (35,192,869)
                                                                      -------------       -------------
   Change in net assets from capital share transactions ........         19,467,688         (13,032,237)
                                                                      -------------       -------------

   Change in net assets ........................................         17,473,884          (6,623,606)

NET ASSETS:
   Beginning of period .........................................        214,496,057         221,119,663
                                                                      -------------       -------------

   End of period ...............................................      $ 231,969,941       $ 214,496,057
                                                                      =============       =============

                See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION

     Churchill Tax-Free Fund of Kentucky (the "Fund"), a non-diversified, open-end investment company, was organized in March, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 1, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

f) NEW ACCOUNTING PRONOUNCEMENT: In November 2000, the AICPA issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and discounts on all fixed-income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the year ended December 31, 2001, interest income increased by $32,505, net realized loss on investments increased by $4,968, and the change in net unrealized appreciation of investments decreased by $27,537. In addition, the Fund recorded an adjustment to increase the cost of securities and increase accumulated undistributed net investment income by $245,182 to reflect the cumulative effect of this change up to the date of adoption. For the year ended December 31, 2001, the new accounting pronouncement did not have a material impact on the financial highlights of the Fund.

3.   FEES AND RELATED PARTY TRANSACTIONS

a)   MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.40 of 1% on the Fund's net assets.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b)   DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers ("Qualified Recipients") or others selected by Aquila Distributors, Inc. (the "Distributor") including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.15% of the Fund's average net assets represented by Class A Shares. For the year ended December 31, 2001, service fees on Class A Shares amounted to $300,606 of which the Distributor received $9,112.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for year ended December 31, 2001, amounted to $19,575. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2001, amounted to $6,525. The total of these payments with respect to Class C Shares amounted to $26,100 of which the Distributor received $16,485.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I Permitted Payments may not exceed, for any fiscal year of the Fund, a rate set from time to time by the Board of Trustees (currently 0.10%) but not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, Class I has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) but not more than 0.25% of the average annual net assets represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the period ended December 31, 2001, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $1,532 of which $438 related to the Plan and $1,094 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Kentucky, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2001, total commissions on sales of Class A Shares amounted to $345,843 of which the Distributor received $36,831.

4.   PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2001, purchases of securities and proceeds from the sales of securities aggregated $70,464,335 and $47,404,735, respectively.

     At December 31, 2001, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $224,113,194 amounted to $6,727,143 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,190,611 for a net unrealized appreciation of $5,536,532.

     At December 31, 2001, the Fund has a capital loss carryover of $2,173,468, $1,150,581 of which expires on December 31, 2007 and $1,022,887 will expire on December 31, 2008. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss carryover is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5.   PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in triple tax-free municipal obligations of issuers within Kentucky, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Kentucky and whatever effects these may have upon Kentucky issuers' ability to meet their obligations.

6.   DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable. An additional distribution of gain will be made to the extent necessary to avoid payment of Federal taxes by the Fund.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Kentucky income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates. For certain shareholders, some dividends may, under some circumstances, be subject to the alternative minimum tax.

7.   EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8.   CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                                                YEAR ENDED                                    YEAR ENDED
                                                             DECEMBER 31, 2001                            DECEMBER 31, 2000
                                                     ----------------------------------          ----------------------------------
                                                        SHARES                 AMOUNT               SHARES                 AMOUNT
                                                     ------------          ------------          ------------          ------------
CLASS A SHARES:
   Proceeds from shares sold ...............            1,607,327          $ 16,756,957             1,168,767          $ 11,883,473
   Reinvested distributions ................              454,646             4,732,061               494,084             5,024,587
   Cost of shares redeemed .................           (1,448,690)          (15,081,445)           (3,126,047)          (31,768,609)
                                                     ------------          ------------          ------------          ------------
      Net change ...........................              613,283             6,407,573            (1,463,196)          (14,860,549)
                                                     ------------          ------------          ------------          ------------

CLASS C SHARES:
   Proceeds from shares sold ...............              214,928             2,244,008                51,545               526,418
   Reinvested distributions ................                6,792                70,675                 5,081                51,674
   Cost of shares redeemed .................              (75,362)             (783,618)              (69,042)             (695,723)
                                                     ------------          ------------          ------------          ------------
      Net change ...........................              146,358             1,531,065               (12,416)             (117,631)
                                                     ------------          ------------          ------------          ------------

CLASS I SHARES*:
   Proceeds from shares sold ...............              136,639             1,430,892                     -                     -
   Reinvested distributions ................                1,704                17,758                     -                     -
   Cost of shares redeemed .................                    -                     -                     -                     -
                                                     ------------          ------------          ------------          ------------
      Net change ...........................              138,343             1,448,650                     -                     -
                                                     ------------          ------------          ------------          ------------

CLASS Y SHARES:
   Proceeds from shares sold ...............            1,148,200            11,974,542               451,349             4,603,865
   Reinvested distributions ................               24,640               256,333                 6,883                70,615
   Cost of shares redeemed .................             (206,468)           (2,150,475)             (266,623)           (2,728,537)
                                                     ------------          ------------          ------------          ------------
      Net change ...........................              966,372            10,080,400               191,609             1,945,943
                                                     ------------          ------------          ------------          ------------

Total transactions in Fund
   shares ..................................            1,864,356          $ 19,467,688            (1,284,003)         $(13,032,237)
                                                     ============          ============          ============          ============

* For the period August 6, 2001 to December 31, 2001.

9. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were nine Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $6,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 2001 such reimbursements averaged approximately $3,500 per Trustee.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                  CLASS A
                                                                       ------------------------------------------------------------
                                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                         2001         2000         1999         1998         1997
                                                                       --------     --------     --------     --------     --------
Net asset value, beginning of period ...............................    $10.40       $10.09       $10.81       $10.81       $10.55
                                                                       --------     --------     --------     --------     --------
Income (loss) from investment operations:
   Net investment income ...........................................     0.50         0.52         0.52         0.53         0.55
   Net gain (loss) on securities (both realized and unrealized) ....    (0.09)        0.31        (0.68)        0.01         0.27
                                                                       --------     --------     --------     --------     --------
   Total from investment operations ................................     0.41         0.83        (0.16)        0.54         0.82
                                                                       --------     --------     --------     --------     --------
Less distributions (note 6):
   Dividends from net investment income ............................    (0.50)       (0.52)       (0.53)       (0.53)       (0.55)
   Distributions from capital gains ................................      -            -          (0.03)       (0.01)       (0.01)
                                                                       --------     --------     --------     --------     --------
   Total distributions .............................................    (0.50)       (0.52)       (0.56)       (0.54)       (0.56)
                                                                       --------     --------     --------     --------     --------
Net asset value, end of period .....................................    $10.31       $10.40       $10.09       $10.81       $10.81
                                                                       ========     ========     ========     ========     ========
Total return (not reflecting sales charge) .........................     4.02%        8.45%       (1.51)%       5.13%        8.08%

Ratios/supplemental data
   Net assets, end of period (in thousands) ........................   $201,604     $196,890     $205,842     $229,667     $226,477
   Ratio of expenses to average net assets .........................     0.72%        0.74%        0.72%        0.73%        0.73%
   Ratio of net investment income to average net assets ............     4.82%        5.10%        4.95%        4.89%        5.19%
   Portfolio turnover rate .........................................    21.44%        6.61%        6.35%       12.79%       22.39%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .........................     0.70%        0.73%        0.71%        0.72%        0.72%

                                                                         CLASS I
                                                                       -----------
                                                                          PERIOD
                                                                           ENDED
                                                                        12/31/01(1)
                                                                        -----------
Net asset value, beginning of period ...............................      $10.44
                                                                          ------
Income (loss) from investment operations:
   Net investment income ...........................................       0.19
   Net gain (loss) on securities (both realized and unrealized) ....      (0.13)
                                                                          ------
   Total from investment operations ................................       0.06
                                                                          ------
Less distributions (note 6):
   Dividends from net investment income ............................      (0.19)
   Distributions from capital gains ................................        -
                                                                          ------
   Total distributions .............................................      (0.19)
                                                                          ------
Net asset value, end of period .....................................      $10.31
                                                                          ======
Total return (not reflecting sales charge) .........................      0.58%+

Ratios/supplemental data
   Net assets, end of period (in thousands) ........................      $1,426
   Ratio of expenses to average net assets .........................      0.83%*
   Ratio of net investment income to average net assets ............      4.47%*
   Portfolio turnover rate .........................................      21.44%+

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average net assets .........................      0.82%*

(1)  For the period August 6, 2001 to December 31, 2001.

+    Not annualized.
*    Annualized.

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser. On July 1, 2000, Aquila Management Corporation was appointed as the Fund's Investment adviser.


                See accompanying notes to financial statements.

                       CHURCHILL TAX-FREE FUND OF KENTUCKY
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              CLASS C
                                                                       ------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------------
                                                                        2001        2000        1999        1998        1997
                                                                       ------      ------      ------      ------      ------
Net asset value, beginning of period ...............................   $10.39      $10.08      $10.81      $10.81      $10.55
                                                                       ------      ------      ------      ------      ------
Income (loss) from investment operations:
   Net investment income ...........................................    0.41        0.43        0.43        0.44        0.46
   Net gain (loss) on securities (both
      realized and unrealized) .....................................   (0.08)       0.31       (0.69)       0.01        0.27
                                                                       ------      ------      ------      ------      ------
   Total from investment operations ................................    0.33        0.74       (0.26)       0.45        0.73
                                                                       ------      ------      ------      ------      ------
Less distributions (note 6):
   Dividends from net investment income ............................   (0.41)      (0.43)      (0.44)      (0.44)      (0.46)
   Distributions from capital gains ................................     -           -         (0.03)      (0.01)      (0.01)
                                                                       ------      ------      ------      ------      ------
   Total distributions .............................................   (0.41)      (0.43)      (0.47)      (0.45)      (0.47)
                                                                       ------      ------      ------      ------      ------
Net asset value, end of period .....................................   $10.31      $10.39      $10.08      $10.81      $10.81
                                                                       ======      ======      ======      ======      ======
Total return (not reflecting sales charge) .........................    3.24%       7.54%      (2.45)%      4.24%       7.16%

Ratios/supplemental data
   Net assets, end of period
     (in thousands) ................................................   $3,355      $1,861      $1,932       $949        $845
   Ratio of expenses to average
     net assets ....................................................    1.56%       1.59%       1.56%       1.59%       1.57%
   Ratio of net investment income
     to average net assets .........................................    3.92%       4.24%       4.09%       4.04%       4.30%
   Portfolio turnover rate .........................................   21.44%       6.61%       6.35%      12.79%      22.39%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average
     net assets ....................................................    1.55%       1.58%       1.55%       1.57%       1.56%

                                                                                                 CLASS Y
                                                                       -----------------------------------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------------
                                                                         2001         2000         1999         1998         1997
                                                                       -------      -------      -------      -------      -------
Net asset value, beginning of period ...............................   $10.40       $10.09       $10.82       $10.82       $10.55
                                                                       -------      -------      -------      -------      -------
Income (loss) from investment operations:
   Net investment income ...........................................    0.51         0.53         0.53         0.54         0.56
   Net gain (loss) on securities (both
     realized and unrealized) ......................................   (0.07)        0.32        (0.69)        0.02         0.29
                                                                       -------      -------      -------      -------      -------
   Total from investment operations ................................     0.44        0.85        (0.16)        0.56         0.85
                                                                       -------      -------      -------      -------      -------
Less distributions (note 6):
   Dividends from net investment income ............................   (0.52)       (0.54)       (0.54)       (0.55)       (0.57)
   Distributions from capital gains ................................      -            -         (0.03)       (0.01)       (0.01)
                                                                       -------      -------      -------      -------      -------
   Total distributions .............................................   (0.52)       (0.54)       (0.57)       (0.56)       (0.58)
                                                                       -------      -------      -------      -------      -------
Net asset value, end of period .....................................   $10.32       $10.40       $10.09       $10.82       $10.82
                                                                       =======      =======      =======      =======      =======
Total return (not reflecting sales charge) .........................    4.28%        8.62%       (1.46)%       5.26%        8.34%

Ratios/supplemental data
   Net assets, end of period
     (in thousands) ................................................   $25,585      $15,745      $13,346      $14,335       $8,957
   Ratio of expenses to average
     net assets ....................................................    0.57%        0.59%        0.57%        0.58%        0.57%
   Ratio of net investment income
     to average net assets .........................................    4.94%        5.25%        5.09%        5.03%        5.31%
   Portfolio turnover rate .........................................   21.44%        6.61%        6.35%       12.79%       22.39%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

   Ratio of expenses to average
     net assets ....................................................    0.55%        0.58%        0.56%        0.57%        0.56%

Note: Effective September 11, 1995, Banc One Investment Advisors Corporation became the Fund's Investment Adviser replacing PNC Bank, Kentucky, Inc. and effective on May 1, 1998, pursuant to new management arrangements, was appointed as the Fund's Investment Sub-Adviser. On July 1, 2000, Aquila Management Corporation was appointed as the Fund's Investment adviser.


                See accompanying notes to financial statements.

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS
------------

                                                                                                NUMBER OF
                          POSITIONS                                                             PORTFOLIOS
                          HELD WITH                                                              IN FUND
NAME,                     FUND AND              PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)                LENGTH OF             OCCUPATION(S)                                    OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH         SERVICE(3)            DURING PAST 5 YEARS                             BY TRUSTEE    HELD BY TRUSTEE
-----------------         ----------            -------------------                             ----------    ---------------
INTERESTED TRUSTEES(4)

Lacy B. Herrmann          Chairman of the       Founder and Chairman of the Board, Aquila           14        Director or Trustee,
New York, NY              Board of Trustees     Management Corporation, the sponsoring                        OCC Cash Reserves,
(05/12/29)                since 1987            organization and Manager or Administrator                     Inc., OCC Accumulation
                                                and/or Adviser or Sub-Adviser to the Aquila(sm)               Trust, Oppenheimer
                                                Group of Funds(5) and Founder, Chairman of                    Quest Value Funds
                                                the Board of Trustees and (currently or until                 Group, Oppenheimer
                                                1998) President of each since its establishment,              Small Cap Value Fund,
                                                beginning in 1984; Director, Aquila                           Oppenheimer Midcap
                                                Distributors, Inc., distributor of the above                  Fund, and Oppenheimer
                                                funds, since 1981 and formerly Vice President                 Rochester Group of
                                                or Secretary, 1981-1998; President and a                      Funds, each of which
                                                Director, STCM Management Company, Inc.,                      is an open-end
                                                sponsor and investment adviser to Capital                     investment company.
                                                Cash Management Trust and Capital Cash
                                                U.S. Government Securities Trust; Trustee
                                                Emeritus, Brown University and active in
                                                university, school and charitable organizations.

Diana P. Herrmann         Trustee since 1995    President and Chief Operating Officer of the         9        None
New York, NY              and President         Manager since 1997, a Director since 1984,
(02/25/58)                since 1999            Secretary since 1986 and previously its
                                                Executive Vice President, Senior Vice
                                                President or Vice President, 1986-1997;
                                                President, Senior Vice President or
                                                Executive Vice President of the Aquila(sm)
                                                Group of Funds since 1986; Director, the
                                                Distributor since 1997; Trustee, Reserve
                                                Money-Market Funds, 1999-2000 and Reserve
                                                Private Equity Series, 1998-2000; active in
                                                mutual fund and trade organizations and in
                                                charitable and volunteer organizations.

NON-INTERESTED TRUSTEES

Thomas A. Christopher     Trustee since 1992    Shareholder of Robinson, Hughes &                    1        None
Danville, KY                                    Christopher, C.P.A.s, P.S.C., since 1977;
(12/19/47)                                      President, A Good Place for Fun, Inc., a
                                                sports facility, since 1987; active member
                                                of the American Institute of Certified
                                                Public Accountants.

Douglas Dean              Trustee since 1987    Founder and President, Dean, Dorton & Ford           1        None
Lexington, KY                                   P.S.C., a public accounting firm, since 1979;
(03/21/49)                                      active as an officer and member of various
                                                charitable and community organizations.

                                                                                                NUMBER OF
                          POSITIONS                                                             PORTFOLIOS
                          HELD WITH                                                              IN FUND
NAME,                     FUND AND              PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)                LENGTH OF             OCCUPATION(S)                                    OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH         SERVICE(3)            DURING PAST 5 YEARS                             BY TRUSTEE    HELD BY TRUSTEE
-----------------         ----------            -------------------                             ----------    ---------------

Carroll F. Knicely        Trustee since 1998    President, Associated Publications Inc,              1        Director, South Gate
Glasgow, KY                                     Glasgow, Kentucky; Director and member,                       Plaza, Inc.; Knicely
(12/08/28)                                      Executive Board of West Kentucky Corporation                  and Knicely, Inc.
                                                and Director and Secretary-Treasurer, South
                                                Gate Plaza, Inc. (owner and developer of
                                                shopping centers and commercial real
                                                estate); Director, Vice President and
                                                Treasurer, Knicely and Knicely, Inc. (owner
                                                and developer of rental properties and
                                                residential real estate); Trustee,
                                                Cambellsville University; formerly Secretary
                                                of Commerce and Commissioner of Commerce,
                                                Commonwealth of Kentucky.

Theodore T. Mason         Trustee since 1992    Executive Director, East Wind Power Partners         7        Trustee, OCC Cash
New York, NY                                    since 1994 and Louisiana Power Partners, LLC                  Reserves, Inc. and OCC
(11/24/35)                                      since 1999; President, Alumni Association                     Accumulation Trust,
                                                of SUNY Maritime College since 2002 (First                    each of which is an
                                                Vice President, 2000-2001, Second Vice                        open-end investment
                                                President, 1998-2000) and Director of the                     company.
                                                same organization since 1997; former officer
                                                of Naval Reserve Association, Commanding
                                                Officer of four Naval Reserve Units and
                                                Captain, USNR (Ret); Director, The Navy
                                                League of the United States New York Council
                                                since 2002; Trustee, The Maritime Industry
                                                Museum at Fort Schuyler and the Maritime
                                                College at Fort Schuyler Foundation, Inc.
                                                since 2000.

Anne J. Mills             Trustee since 1987    President, Loring Consulting Company since           6        None
Castle Rock, CO                                 2001; Vice President for Business Affairs,
(12/23/38)                                      Ottawa University, 1992-2001; Budget
                                                Review Officer, the American Baptist
                                                Churches/USA, 1994-1997; formerly Director,
                                                the American Baptist Foundation and Trustee,
                                                Brown University.

William J. Nightingale    Trustee since 1993    Chairman, founder (1975) and Senior Advisor          2        Director, Ring's End,
Stamford, CT                                    since 1995 of Nightingale & Associates, L.L.C.,               Inc., a building
(09/16/29)                                      a general management consulting firm                          materials company;
                                                focusing on interim management, divestitures,                 Furr's Restaurant
                                                turnaround of troubled companies, corporate                   Group, Inc., operator
                                                restructuring and financial advisory services;                of a chain of
                                                formerly an officer of Hanes Corporation                      cafeteria restaurants.
                                                (womens apparel) and General Mills, Inc.
                                                and a Senior Associate of Booz, Allen &
                                                Hamilton (management consultants).

                                                                                                NUMBER OF
                          POSITIONS                                                             PORTFOLIOS
                          HELD WITH                                                              IN FUND
NAME,                     FUND AND              PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)                LENGTH OF             OCCUPATION(S)                                    OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH         SERVICE(3)            DURING PAST 5 YEARS                             BY TRUSTEE    HELD BY TRUSTEE
-----------------         ----------            -------------------                             ----------    ---------------

James R. Ramsey           Trustee since 1987    Kentucky Governor's Senior Policy Advisor            1        None
Frankfort, KY                                   and State Budget Director since 1999;
(11/14/48)                                      Professor of Economics, University of
                                                Louisville, since 1999; Vice Chancellor for
                                                Finance and Administration, the University
                                                of North Carolina at Chapel Hill, 1998 to
                                                1999; previously Vice President for Finance
                                                and Administration at Western Kentucky
                                                University, State Budget Director for the
                                                Commonwealth of Kentucky, Chief State
                                                Economist and Executive Director for the
                                                Office of Financial Management and Economic
                                                Analysis for the Commonwealth of Kentucky,
                                                Adjunct Professor at the University of
                                                Kentucky, Associate Professor at Loyola
                                                University-New Orleans and Assistant
                                                Professor at Middle Tennessee State
                                                University.

OFFICERS

Thomas S. Albright        Senior Vice           Vice President and co-manager, Tax-Free Fund        N/A       N/A
Louisville, KY            President since       For Utah since 2001; Senior Vice President
(07/26/52)                2000                  and Portfolio Manager, Churchill Tax-Free
                                                Fund of Kentucky since July 2000; Vice
                                                President and Portfolio Manager, Banc One
                                                Investment Advisors, Inc., 1994-2000.

Jerry G. McGrew           Senior Vice           President, of the Distributor since 1998,           N/A       N/A
New York, NY              President since       Registered Principal since 1993, Senior Vice
(06/18/44)                1994                  President, 1997-1998 and Vice President,
                                                1993-1997; Senior Vice President, Aquila
                                                Rocky Mountain Equity Fund and four
                                                Aquila Bond Funds and Vice President,
                                                Churchill Cash Reserves Trust, 1995-2001.

Terri M. Blair            Vice President        Vice President, Churchill Tax-Free Fund of          N/A       N/A
Elizabethtown, KY         since 1996            Kentucky since 1996.
(04/05/64)

James M. McCullough       Vice President        Senior Vice President or Vice President of five     N/A       N/A
Portland, OR              since 2000            Aquila Bond and Equity Funds; Senior Vice
(06/11/45)                                      President of the Distributor since 2000;
                                                Director, Fixed Income Institutional Sales,
                                                CIBC Oppenheimer & Co. Inc., Seattle,
                                                WA, 1995-1999.

                                                                                                NUMBER OF
                          POSITIONS                                                             PORTFOLIOS
                          HELD WITH                                                              IN FUND
NAME,                     FUND AND              PRINCIPAL                                         COMPLEX     OTHER
ADDRESS(2)                LENGTH OF             OCCUPATION(S)                                    OVERSEEN     DIRECTORSHIPS
AND DATE OF BIRTH         SERVICE(3)            DURING PAST 5 YEARS                             BY TRUSTEE    HELD BY TRUSTEE
-----------------         ----------            -------------------                             ----------    ---------------

Jason T. McGrew           Vice President        Vice President, Churchill Tax-Free Fund of          N/A       N/A
Elizabethtown, KY         since 2001            Kentucky since 2001, Assistant Vice President,
(08/14/71)                                      2000-2001; Investment Broker with Raymond
                                                James Financial Services 1999-2000 and with
                                                J.C. Bradford and Company 1997- 1999;
                                                Associate Broker at Prudential Securities
                                                1996-1997.

Rose F. Marotta           Chief Financial       Chief Financial Officer of the Aquila(sm) Group     N/A       N/A
New York, NY              Officer since         of Funds since 1991 and Treasurer, 1981-
(05/08/24)                1993                  1991; Treasurer and Director of STCM
                                                Management Company, Inc., since 1974;
                                                Treasurer of the Manager since 1984 and
                                                of the Distributor, 1985-2000.

Joseph P. DiMaggio        Treasurer since       Treasurer of the Aquila(sm) Group of Funds and      N/A       N/A
New York, NY              2000                  the Distributor since 2000; Controller, Van
(11/06/56)                                      Eck Global Funds, 1993-2000.

Edward M. W. Hines        Secretary since       Partner, Hollyer Brady Smith & Hines LLP,           N/A       N/A
New York, NY              1987                  legal counsel to the Fund, since 1989;
(12/16/39)                                      Secretary of the Aquila(sm) Group of Funds.

Robert W. Anderson        Assistant Secretary   Compliance Officer of the Manager since             N/A       N/A
New York, NY              since 2000            1998 and Assistant Secretary of the Aquila(sm)
(08/23/40)                                      Group of Funds since 2000; Consultant,
                                                The Wadsworth Group, 1995-1998.

John M. Herndon           Assistant Secretary   Assistant Secretary of the Aquila(sm) Group of      N/A       N/A
New York, NY              since 1995            Funds since 1995 and Vice President of the
(12/17/39)                                      five Aquila Money-Market Funds since 1990;
                                                Vice President of the Manager since 1990.

Lori A. Vindigni          Assistant Treasurer   Assistant Treasurer of the Aquila(sm) Group of      N/A       N/A
New York, NY              since 2000            Funds since 2000; Assistant Vice President of
(11/02/66)                                      the Manager since 1998; Fund Accountant for
                                                the Aquila(sm) Group of Funds, 1995-1998.


(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, New York, NY 10017

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann and Ms. Herrmann are interested persons of the Fund, as that term is defined in the 1940 Act, as officers of the Fund and their affiliations with both the Manager and the Distributor. Each is also an interested person as a member of the immediate family of the other.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Capital Cash Management Trust and Capital Cash U.S. Government Securities Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; and Aquila Cascadia Equity Fund and Aquila Rocky Mountain Equity Fund are called the "Aquila Equity Funds"; considered together, these 14 funds are called the "Aquila(sm) Group of Funds."

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended December 31, 2001, $10,781,138 of dividends paid by Churchill Tax-Free Fund of Kentucky, constituting 100% of total dividends paid during fiscal 2001, were exempt-interest dividends.

     Prior to January 31, 2002, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2001 CALENDAR YEAR.